Exhibit 99.3

RxCompoundStore.com, LLC.

Financial Statements for the Six Months from

October 1, 2021 to March 31, 2022

RxCompoundStore.com, LLC.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Member of RXcompoundstore.com, LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of RXcompoundstore.com, LLC, (the Company) as of March 31, 2022, and the related statements of operations, Members deficit and cash flows for the two-year period then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2022 and the results of its operations and its cash flows for the six month period then ended in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company has incurred recurring operating losses, has negative cash flows from operating activities, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 10. The consolidated financial statements do not include any adjustments result from the outcome of this uncertainty. Our opinion has not changed as a result of this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Bolko & Company

We have served as the Company’s auditor since 2022.

Boca Raton, Florida

February 3, 2023

F-1

RxCompoundStore.com, LLC.

Balance Sheet

March 31, 2022

ASSETS
Current assets
Cash and cash equivalents	$4,829
Inventory	10,260

Total current assets	15,089

Other asset
Goodwill	138,312
Accum Amortization Goodwill	(21,907)
Total other assets	116,405

TOTAL ASSETS	$131,494

LIABILITIES AND MEMBERS DEFICIT
Current liabilities
Accounts payable and accrued expenses	17,807
Loan payable	6,360
Advance from parent company	30,000
Total current liabilities	54,167
Long-term liabilities
Loan payable	102,340
Total long-term liability	102,340

TOTAL LIABILITIES	156,507

MEMBERS’ DEFECIT
Membership units	67,511
Accumulated Deficit	(92,524)
Total Membered Deficit	(25,013)
TOTAL LIABILITIES AND MEMBERS’ Deficit	$131,494

See accompanying notes to these financial statements.

F-2

RxCompoundStore.com, LLC.

Statement of Operations

For the Period from October 1, 2021 to March 31, 2022

Revenues	$116,832

Cost of goods	43,158

Gross profit	73,704

Operating expenses
Amortization	6,918
Professional fees	8,143
Payroll	68,673
Travel	1,967
Rent expense	9,751
General and Administration	18,926

Total operating expenses	117,165

Net (loss)	$(43,461)

See accompanying notes to these financial statements.

F-3

RxCompoundStore.com, LLC.

Statement of Changes in Members’ Deficit

For the Period from April 1, 2020 to March 31, 2022

	Common Units		Retained Surplus
	Number	Value	(Deficit)	Total
Balance October 1, 2021	1,000	$62,325	$(49,063)	$13,262

Capital contributions	-	5,186	-	5,186

Net loss	-	-	(43,461)	(43,461)

Balance March 31, 2022	1,000	$69,511	$(92,524)	$(25,013)

See accompanying notes to these financial statements

F-4

RxCompoundStore.com, LLC.

Statement of Cash Flow

For the Period from October 1, 2021 to March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(43,461)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,918
Changes in operating assets and liabilities:
Accounts payable	14,638
Increase in inventory	(3,322)

NET CASH USED IN OPERATING ACTIVITIES	(25,227)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment on Notes payable	(10,765)
Capital Contributions	5,186
Advances from parent company	30,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	24,421

NET DECREASE IN CASH	(806)

Cash, beginning of period	5,635

Cash, end of period	$4,829

Supplemental Disclosures:
Cash paid for income taxes	$-
Cash paid for interest	$-

See accompanying notes to these financial statements.

F-5

RxCompoundStore.com, LLC.

Notes to Financial Statements as of March 31, 2022

Note 1—Organization and nature of operations

Rxcompoundstore.com, LLC (“Rx”) was formed in May 2016 under the laws of the state of Florida. Headquartered in Miami, Florida, Rx Is a compounding pharmacy that mixes pharmaceutical products to meet the needs of its consumers. Rx’s compounding process allows it to deliver a drug in an exact dose (for a particular ingredient) or to change a pill to a gel or liquid. Rx is licensed to serve customers in Florida and New York (See Note 11).

Note 2—Summary of significant accounting policies

Basis of presentation—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual amounts could differ from these estimated amounts due to uncertainties inherent in such estimates. Management periodically evaluates estimates used in the preparation of the financial statements for continued reasonableness.

Inventory—Inventories are valued at the lower of cost or net realizable value using the first-in-first-out method. At March 31, 2022, inventories consist of raw materials used to compound medications.

Goodwill—Goodwill is recorded when the purchase price paid for an acquisition exceeds the fair value of net identified tangible and intangible assets acquired. The Company has elected the private company accounting alternative for the recognition of identifiable intangible assets acquired in a business combination. Under this accounting alternative, the Company does not recognize separately from goodwill, intangible assets acquired in business combinations that are 1) customer-related intangible assets unless they are capable of being sold or licensed independently from other assets of a business and 2) noncompetition agreements. If elected, this accounting alternative requires that all goodwill recorded be amortized on a straight-line basis over 10 years, or less if the Company believes a less than 10-year life is appropriate. Goodwill is amortized on a straight-line basis over 10 years.

Revenues—Rx recognizes revenue in accordance with ASC 606, which is when Rx transfers the promised goods or services to a customer in an amount that reflects consideration that is expected to be received for those goods and services. The Company recognizes revenue upon delivery of the drug in the form—pill, gel or liquid—requested for the contracted amount.

Performance Obligations – A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account under ASC 606. The transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. Rx’s revenue occurs at a point in time when product is delivered, which is generally when customers take possession of the drug in the form—pill, gel or liquid— requested.

Income Taxes—For the six months ended March 31, 2022, Rx maintained C corporation status for income tax purposes. Accordingly, for the period ended March 31, 2022, no provision is made for income taxes as taxes are paid by the shareholder on their personal return.

F-6

RxCompoundStore.com, LLC.

Notes to Financial Statements as of March 31, 2022

For the six months ended March 31, 2022, Rx elected C corporation status. For the six months ended March 31, 2022, Rx accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year or years in which the differences are expected to reverse. The effect of a change in the tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date of such change.

Rx recognizes deferred tax assets to the extent that it believes these assets are more likely than not to be realized. In making such a determination, Rx considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and Rx’s recent operating results. Rx establishes a valuation allowance when it does not consider it more likely than not that a deferred tax asset will be recovered.

Rx records uncertain tax positions on the basis of a two-step process whereby (1) Rx determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, Rx recognizes the largest amount of tax benefit that is more than 50% likely to be realized upon ultimate settlement with the related tax authority. Interest and/or penalties related to uncertain tax positions are recognized in the income tax provision. As of March 31, 2022, deferred tax assets and liabilities are not significant due to Rx’s recurring losses.

Impairment of Long-Lived Assets—Rx reviews amortizing long-lived assets, goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. For purposes of evaluating the recoverability of long-lived assets to be held and used, a recoverability test is performed based on assumptions concerning the amount and timing of estimated future cash flows reflecting varying degrees of perceived risk. Impairments to long-lived assets to be disposed of are recorded based upon the estimated fair value of the applicable assets. No impairment was recorded for the six months ended March 31, 2022.

Recent Accounting Pronouncement—Rx has considered all other recently issued accounting pronouncements during 2022 and do not believe the adoption of such pronouncements will have a material impact on its financial statements.

Restatement – During the March 31, 2022 audit, it was discovered that the prior auditor included the $10,000 EIDL advance as a loan in the prior financial statements. The error was adjusted in the current period to accumulated deficit.

F-7

RxCompoundStore.com, LLC.

Notes to Financial Statements as of March 31, 2022

Note 3—Business combination and goodwill

On September 1, 2020, a new shareholder acquired 100% of the outstanding ownership interests of Rx (the “Purchase”) for $150,000 (the “Purchase Price”). The Purchase was accounted for as a business combination using the acquisition method of accounting. The Purchase Price paid by the new shareholder amounted to $90,000 at closing of the Purchase and $60,000 over a 12-month period commencing November 1, 2020, and ending on December 1, 2021 (the “Seller Note”). The shareholder elected push down accounting treatment as of the Purchase date which resulted in Rx recording goodwill of $138,312 as of the Purchase date. Identifiable assets of Rx included inventory of $10,260. There were no separately identifiable long-term tangible or intangible assets, or liabilities as of the Purchase date. By the six months ended March 31, 2022, Rx recorded amortization expense of $6,918.

Note 4—Concentrations

Cash—Rx places its cash and cash equivalents on deposit with financial institutions in the United States. The Federal Deposit Insurance Corporation covers $250,000 for substantially all depository accounts. Rx from time to time may have amounts on deposit in excess of these insured limits.

Purchases—Two vendors accounted for 45% and 11%, respectively of inventory purchases for the six months ended March 31, 2022.

Note 5—Loan Payable

On April 1, 2021, Rx received a $108,700 loan from the Small Business Administration (SBA). Installment payments of $530, including principal and interest of 3.75% annually, will begin on April 1, 2022, after a deferment of 12 months from the date of the note. The balance of principal and interest will be payable on April 1, 2052. The total principal balance and accrued interest as of March 31, 2022 is $108,700 and $4,147, respectively. The loan is secured by a lien on all of Rx’s assets.

The minimum principal payments of the loan payable at March 31, 2022 are as follows:

FY 2023	$6,360
FY 2024	6,360
FY 2025	6,360
FY 2026	6,360
FY 2027 and thereafter	83,260
Total	$108,700

Note 6—Advances from Parent Company

As of March 31, 2022, Rx received $30,000 as an advance from its parent company. The advances are unsecured and due on demand.

F-8

RxCompoundStore.com, LLC.

Notes to Financial Statements as of March 31, 2022

Note 7—Deferred Income Taxes

The Company calculates its deferred tax assets based upon its net operating loss (NOL) carryovers available to offset future taxable income, net of other tax credit(s) or tax deferred liabilities, if any. No deferred tax assets for the year ended March 31, 2022 have been recorded since any available deferred tax assets are fully offset by increases in its valuation allowances. The Company increased its valuation allowance based on its history of consolidated net losses. At March 31, 2022, the Company has an adjusted net operating loss carryforward of approximately $34,617, an increase of approximately $11,000.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes plus any available consolidated, net deferred tax credits. Significant components of the Company’s net deferred income tax assets at March 31, 2022, respectively are as follows:

2022
Depreciation & amortization	$2,242
Net operating loss carryforward	21,209
Net deferred income tax asset	23,450
Less: valuation allowance	(23,450)
Total deferred income tax assets	$-

A reconciliation of the Federal and respective State income tax rate as a percentage of income before taxes is as follows:

2022
Federal statutory taxes	$(9,127)
State income taxes, net of federal benefit	(1,888)
Change in tax estimates	-
Less: Valuation allowance, non-deductible items	2,242
Change in valuation allowance	8,775
$-0-

2022
Federal statutory Income tax rate	21.00%
State taxes, net of federal benefit	4.35%
Effective rate of deferred tax asset	25.35%
Less: Valuation allowance	(25.35)%
Effective income tax rate	0.00%

Management has determined that it is more likely than not that the Company will not use the NOL carryforward and has a 100% valuation allowance against the deferred asset. The reserve is based on historical experience of the Company’s operations as it has not recognized net income in its current incarnation and there is no indication of any events or conditions that would show that trend will not continue due to the Company’s current expectation of expense requirements.

F-9

RxCompoundStore.com, LLC.

Notes to Financial Statements as of March 31, 2022

Note 8—Related Party

As of March 31, 2022, Rx received $30,000 as an advance from its parent company.

A member contributed $5,186 of capital during the six months ended March 31, 2022.

Note 9—Members Deficit

In December 2021, the company’s principle member contributed capital of $5,186.

Note 10 – Liquidity and Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has a negative working capital, net loss and used cash from operations during the six month period ended March 31, 2022. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company completed a merger in November 2022 with a Company and hopes to expand its operations and raise additional capital. Management cannot provide any assurances that the Company will be successful in completing any financing or raising the required capital to continue as a going concern. The accompanying financial statements do no include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 11-Subsequent Events

On April 1, 2022, The Company received advances of $100,000 from the Parent Company. The advances are unsecured and canceled upon consummation of the merger on November 8, 2022.

On June 2022 the Company relocated to a 1,900 sq ft space located Miami, FL. The lease requires monthly payments of $7,057 for a term of 36-months plus the single lump sum payment of $40,000 upon execution.

Pursuant to the Agreement the Company’s principle member exchanged 100% of the membership interest for 53,700,000 shares of ETST’s restricted common stock. The merger was completed in November 2022. Along with the Rx’s sister company, Peaks Curative, LLC.

The Company’s management has evaluated subsequent events through January 22, 2023, the date these financial statements were available to be issued. The Company is not aware of any events that have occurred subsequent to the balance sheet date that would require adjustment to, or disclosure in, the financial statements.

F-10

RxCompoundStore.com, LLC.

Financial Statements for the Period from

April 1, 2020, to March 31, 2022

RxCompoundStore.com, LLC.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Member of RXcompoundstore.com, LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of RXcompoundstore.com, LLC, (the Company) as of March 31, 2022, and the related statements of operations, Members deficit and cash flows for the two-year period then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2022 and the results of its operations and its cash flows for the six month period then ended in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company has incurred recurring operating losses, has negative cash flows from operating activities, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 10. The consolidated financial statements do not include any adjustments result from the outcome of this uncertainty. Our opinion has not changed as a result of this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Bolko & Company

We have served as the Company’s auditor since 2022.

Boca Raton, Florida

February 3, 2023

F-1

RxCompoundStore.com, LLC.

Balance Sheet

March 31, 2022

ASSETS
Current assets
Cash and cash equivalents	$4,829
Inventory	10,260

Total current assets	15,089

Other asset
Goodwill	138,312
Accum Amortization Goodwill	(21,907)
Total other assets	116,405

TOTAL ASSETS	$131,494

LIABILITIES AND MEMBERS DEFICIT
Current liabilities
Accounts payable and accrued expenses	17,807
Loan payable	6,360
Advance from parent company	30,000
Total current liabilities	54,167
Long-term liabilities
Loan payable	102,340
Total long-term liability	102,340

TOTAL LIABILITIES	156,507

MEMBERS’ DEFECIT
Membership units	67,511
Accumulated Deficit	(92,524)
Total Membered Deficit	(25,013)
TOTAL LIABILITIES AND MEMBERS’ Deficit	$131,494

See accompanying notes to these financial statements.

F-2

RxCompoundStore.com, LLC.

Statement of Operations

For the 2 Year Periods April 1, 2020, to March 31, 2022

Revenues	$533,507

Cost of goods	$167,323

Gross profit	$366,184

Operating expenses
Amortization	6,918
Professional fees	6,199
Payroll	188,432
Travel	2,350
Rent expense	18,643
General and Administration	218,260

Total operating expenses	$438,452

Net income (loss)	$(72,267)

See accompanying notes to these financial statements.

F-3

RxCompoundStore.com, LLC.

Statement of Changes in Members’ Equity

For the Period from April 1, 2020, to March 31, 2022

	Common Units		Retained Surplus
	Number	Value	(Deficit)	Total
Balance April 1, 2020	1,000	$62,325	$(49,063)	$13,262

Capital contributions	-	5,186	-	5,186

Net loss	-	-	(43,461)	(43,461)

Balance March 31, 2022	1,000	$69,511	$(92,524)	$(25,013)

See accompanying notes to these financial statements

F-4

RxCompoundStore.com, LLC.

Statement of Cash Flow

For the Period from April 1, 2020, to March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(72,268)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in inventory	(10,260)
Depreciation and amortization	21,907
Accrued expenses	45,227
Changes in operating assets and liabilities:	-

NET CASH USED BY OPERATING ACTIVITIES	$(15,394)

NET CASH PROVIDED BY OPERATING ACTIVITIES
Goodwill	(138,312)

NET CASH PROVIDED BY INVESTING ACTIVITIES	(138,312)

CASH FLOWS FROM FINANCING ACTIVITIES
Loans	$155,460

NET CASH PROVIDED BY FINANCING ACTIVITIES	$155,460

NET INCREASE IN CASH	$1,754

Cash, beginning of period	3,075

Cash, end of period	$4,829

See accompanying notes to these financial statements.

F-5

RxCompoundStore.com, LLC.

Notes to Financial Statements

NOTE 1. NATURE AND BACKGROUND OF BUSINESS

RxCompoundStore.com, LLC. (the “Company”), was formed in May 2016 as a Florida limited liability company (“LLC”), formed with the implementation of compounding medications headquartered in Miami, FL. The Company is a compounding pharmacy that mixes pharmaceutical products to meet the needs of its consumers. The Company’s compounding process allows it to deliver a drug in an exact dose (for a particular ingredient) or to change a pill to a gel or liquid. The Company is presently licensed to dispense in the state of Florida, New York, New Jersey, Delaware, Colorado, Rhode Island, and Arizona.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that effect the amounts reported in the financial statements and the footnotes thereto. Actual results could differ from those estimates. It is reasonably possible that changes in estimates will occur in the near term.

Fiscal Year

The Company operates on a 52-week fiscal year ending on March 31. The period presented in these financial statements is the fiscal year for the period April 1, 2020 and ended March 31, 2022 (fiscal 2022).

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of March 31, 2022, the Company had cash on hand totaling $4,829.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customer. As a result, the Company believes that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances.

F-6

RxCompoundStore.com, LLC.

Notes to Financial Statements

Intangible Asset

Intangible asset reflects the value of proprietary telemedicine website recorded at cost. The Company determines the appropriate useful life of intangible and is being amortized on a straight-line basis over a three-year life.

Inventories

Inventories stated at the lower of cost or market using the first in, first out (FIFO) method. A reserve will be established if necessary to reduce excess or obsolete inventories to their net realizable value.

Cost of Sales

Product costs and shipping costs to customers and any inventory adjustments.

Fair Value Measurements

The Company has determined the fair value of certain assets and liabilities in accordance with United States generally accepted accounting principles (“GAAP”), which provides a framework for measuring fair value.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

A fair value hierarchy has been established, which prioritizes the valuation inputs into three broad levels. Level 1 inputs consist of quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the related asset or liability. Level 3 inputs are unobservable inputs related to the asset or liability.

Property and Equipment

Property and equipment are recorded at cost net of accumulated depreciation. Depreciation is computed using the straight-line method based upon the estimated useful lives of the respective assets as follows:

Leasehold improvements	Shorter of useful life or term of lease

Signage	5 years
Furniture and equipment	5 years
Computer equipment	5 years

The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from accounts and any resulting gains or losses are included in operations.

F-7

RxCompoundStore.com, LLC.

Notes to Financial Statements

Leasing Agreement

The Company was leasing a 300 sq ft space located at 111 SW 3rd Street suite 302, Miami, FL 33130 for $1,751.50 a month up to June 2022.

Income Taxes

The Company is treated as a partnership for income tax purposes; accordingly, income taxes have not been provided for in the accompanying financial statements. All of the Company’s income or losses are passed through to its members.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the fee for the arrangement is fixed or determinable and collectability is reasonably assured.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company has considered all other recently issued accounting pronouncements during 2022 and do not believe the adoption of such pronouncements will have a material impact on its financial statements.

Note 3 — Goodwill Asset, Net

Goodwill for the year ended March 31, 2022, was $138,312 with an amortization expense of was $21,907.

Note 4 — Concentrations

Cash—Rx places its cash and cash equivalents on deposit with financial institutions in the United States. The Federal Deposit Insurance Corporation covers $250,000 for substantially all depository accounts. Rx from time to time may have amounts on deposit in excess of these insured limits.

Purchases—Two vendors accounted for 45% and 11%, respectively of inventory purchases for the six months ended March 31, 2022.

F-8

RxCompoundStore.com, LLC.

Notes to Financial Statements

Note 5 — Notes Payable

On April 1, 2021, Rx received a $108,700 loan from the Small Business Administration (SBA). Installment payments of $530, including principal and interest of 3.75% annually, will begin on April 1, 2022, after a deferment of 12 months from the date of the note. The balance of principal and interest will be payable on April 1, 2052. The total principal balance and accrued interest as of March 31, 2022 is $108,700 and $4,147, respectively. The loan is secured by a lien on all of Rx’s assets.

The minimum principal payments of the loan payable at March 31, 2022 are as follows:

FY 2023	$6,360
FY 2024	6,360
FY 2025	6,360
FY 2026	6,360
FY 2027 and thereafter	83,260
Total	$108,700

Note 6 — Related Party

As of March 31, 2022 the Company received $30,000 as an advance from its parent company. The advances are unsecured and due on demand.

Note 7 — Members Deficit

As of March 31, 2022 the Company’s principle member contributed capital of $5,186.

Note 8 — Liquidity and Going Concern

The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. On March 31, 2022, the Company had negative working capital, a retained deficit of $72,267. These factors raise substantial doubt about the Company’s ability to continue as a going concern. During 2022 the Company plans to raise additional capital and/or seek additional financing for its operations.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully raise additional capital and achieve profitable operations. However, management cannot provide any assurances that the Company will be successful in completing this financing or capital raise and accomplishing any of its plans. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

F-9

RxCompoundStore.com, LLC.

Notes to Financial Statements

Note 9-Subsequent Events

On April 1, 2022, The Company received advances of $100,000 from the Parent Company. The advances are unsecured and canceled upon consummation of the merger on November 8, 2022.

On June 2022 the Company relocated to a 1,900 sq ft space located Miami, FL. The lease requires monthly payments of $7,057 for a term of 36-months plus the single lump sum payment of $40,000 upon execution.

The Company only has one managing member, Mario G. Tabraue, who purchased the LLC was appointed to Earth Science Tech, Inc. (“ETST”) an OTC-Pink Sheet listed company, as its President and a board of directors’ member on November 3, 2021, as part of a definitive agreement to be acquired by ETST (the “Agreement”). Pursuant to the Agreement the Company set terms for the transaction that was subsequently settled on November 8, 2022, for 53,700,000 of ETST’s restricted common stock along with the Company’s sister company, RxCompound. The shares issued consummated a merger, presently having the Company owned 100% by ETST.

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